SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_________________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2004

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
Initial Depositor
(Exact name of registrant as specified in its charter)

Market 2000+ HOLDRS (SM) Trust
[Issuer with respect to the receipts]

DELAWARE
(State or other jurisdiction of incorporation)

333-37980
Commission File Number

13-5674085
(I.R.S. Employer Identification No.)

250 Vesey Street
New York, New York 10281
(Address of principal executive offices and zip code)

(212) 449-1000
(Registrant’s telephone number, including area code)

Item 5.	Other Events Total Fina Elf S.A. changed its name to TOTAL S.A. effective May 7, 2003.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1	Market 2000+ HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 3, 2003.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

Date: August 6, 2004	By:	/s/ MITCHELL M. COX Name: Mitchell M. Cox Title: Attorney-in-Fact

EXHIBIT INDEX

Number and Description of Exhibit

(99.1)	Market 2000+ HOLDRS Trust Prospectus Supplement dated June 30, 2004 to Prospectus dated July 11, 2003.